Exhibit 23.9

Dawn Garcia, CPG

Stantec

3133 W Frye Rd Suite 300, Chandler, AZ 85226

CONSENT OF QUALIFIED PERSON

I, Dawn Garcia, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S- K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Chandler, Arizona, this 11th day of June, 2026

/s/ Dawn Garcia

Dawn Garcia, CPG

Certified Professional Geologist (American Institute of Professional Geologists, CPG-08313) (P.G., Arizona, License No. 26034)

Eugenio Iasillo, P.E.

(Arizona) Process

Engineering LLC

1676 W Aristides Street, Tucson, Arizona 85704

CONSENT OF QUALIFIED PERSON

I, Eugenio Iasillo, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 11th day of June, 2026

/s/ Eugenio Iasillo

Eugenio Iasillo, Registered Professional Engineer - Arizona, U.S. (Arizona

Certificate/Registration No. 28209)

Ibrahim Karajeh, P. Eng.

WSP Canada Inc.

6925 Century Avenue, Suite #600

Mississauga, Ontario, L5N 7K2 Canada

CONSENT OF QUALIFIED PERSON

I, Ibrahim Karajeh, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Mississauga, Ontario, this 11th day of June, 2026

/s/ Ibrahim Karajeh

Ibrahim Karajeh, Professional Engineers Ontario (Registration No. 100050232)

Jorge Castillo, P.E. (Colorado)

WSP USA Inc.

7245 Alaska Drive, Lakewood, Colorado 80226

CONSENT OF QUALIFIED PERSON

I, Jorge Castillo, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S- K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Lakewood, Colorado, this 11th day of June, 2026

/s/ Jorge Castillo

Jorge Castillo, Registered Professional Engineer - Colorado, U.S. (Colorado Registration No. 0054466).

Mathew P. Oommen

WSP USA Inc.

701 Emerson Road, Suite 250, Creve Coeur, MO 63141

CONSENT OF QUALIFIED PERSON

I, Mathew Oommen, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at St. Louis, Missouri, this 11th day of June, 2026

/s/ Mathew Oommen

Mathew Oommen, SME Registered Member (No. 04023651)

Michael Pegnam, P.E., (Arizona)

WSP USA Inc.

177 N Church Avenue, Suite 1105, Tucson, AZ 85701

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 11th day of June, 2026

/s/ Michael Pegnam

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Ronald Turner MAusIMM (CP Geo.)

WSP Mining S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad and Pilares’, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.7 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 11th day of June, 2026

/s/ Ronald Turner

Ronald Turner MAusIMM No. 302538, (CP Geo.)